           Filed with the Securities and Exchange Commission on October 30, 2002
                                        1933 Act Registration File No. 333-75075
                                                      1940 Act File No. 811-9275

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

           Pre-Effective Amendment No.                                      |_|
                                        ----------

           Post-Effective Amendment No.     3                               |X|
                                        ---------
                                                 and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

           Amendment No.      5                                             |X|
                          ----------

                            GAMNA Series Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)
                199 Water Street, 20th Floor, New York, NY 10038
            (Address of Principal Executive Offices)        (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 884-9700

            Mark P. Bronzo                                     Copy to:
    Groupama Asset Management N.A.                       Cynthia Cobden, Esq.
     199 Water Street, 20 th Floor                    Simpson Thacher & Bartlett
          New York, NY 10038                             425 Lexington Avenue
(Name and Address of Agent for Service)                   New York, NY 10017

It is proposed that this filing will become effective

         _X_ immediately upon filing pursuant to paragraph (b)
         ___ on ________________ pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
         ___ on ________________ pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on ________________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
OCTOBER 30, 2002


                                GAMNA FOCUS FUND


    Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of securities of this Fund or determined if this Prospectus is accurate or complete. It is a crime to state otherwise.

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
THE FUND AT A GLANCE......................................................    1

THE FUND'S MAIN INVESTMENT STRATEGY.......................................    1

THE MAIN RISKS OF INVESTING IN THE FUND...................................    2

FEES AND EXPENSES.........................................................    4

PAST PERFORMANCE OF PRIVATE ACCOUNTS......................................    5

MANAGEMENT OF THE FUND....................................................    6

SHAREHOLDER INFORMATION...................................................    8

DISTRIBUTIONS AND TAXES...................................................   16

FINANCIAL HIGHLIGHTS......................................................   18

GLOSSARY OF INVESTMENT TERMS..............................................  A-1

                              THE FUND AT A GLANCE


    The investment objective of GAMNA Focus Fund (the "Fund") is long-term growth of capital. The Fund is non-diversified and will seek to achieve its objective by normally concentrating its investments in a core position of 20-30 common stocks. The investment adviser for the Fund is Groupama Asset Management N.A. (the "Investment Adviser" or "GAMNA").



                      THE FUND'S MAIN INVESTMENT STRATEGY


INVESTMENT OBJECTIVE


    The Fund's investment objective is long-term growth of capital.


TYPES OF INVESTMENTS


    The Fund invests primarily in common stocks selected for their growth potential. The Investment Adviser utilizes both a "top down" and "bottom up" approach in constructing the portfolio. The "top down" approach is a screening process which narrows the available number of stock investments from thousands of large cap stocks to several hundred potential stock ideas. The "top down" approach takes into consideration such macro-economic factors as Federal Reserve policy, interest rates, inflation, and the domestic economy. This approach helps the portfolio manager focus his analysis on the most attractive business sectors within the overall market. The "bottom-up" analysis is then performed on potential stock ideas in these targeted business sectors by identifying individual companies with both attractive earnings potential and sustainable growth characteristics that may not be recognized by the market at large. Twelve month target prices are established for all individual companies reviewed, with minimum hurdle rates of capital appreciation potential required before a stock will be added to the portfolio. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.



    Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and American, global or other types of depositary receipts of companies with market capitalizations of $1 billion or more which the Investment Adviser believes have growth potential.



    The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular issuer will appreciate in value due to a specific development with respect to that issuer. These are described in more detail below.



    The Fund may invest up to 20% of its total assets in high-quality money market instruments, and repurchase agreements, U.S. government obligations, high quality short-term debt securities and investment grade bonds, notes and debentures. In addition, the Fund may invest without limit in U.S. government obligations and high quality short-term debt securities or money market instruments if the Investment Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. When such a defensive strategy is in effect, the Fund may not achieve its investment objective. The Fund may change any of these investment policies (including its investment objective) without shareholder approval.



    The following frequently asked questions are included to help you better understand an investment in the Fund.



Q:  WHAT IS "MARKET CAPITALIZATION"?



A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Under normal market conditions, the Fund will invest at least 80% of its total assets in companies with market capitalization of $1 billion or more.


Q:  HOW FREQUENTLY WILL SECURITIES BE PURCHASED AND SOLD?


A: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the

Fund's portfolio whenever the Investment Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains.



Q:  WHAT IS A "SPECIAL SITUATION"?



A: A special situation arises when the Investment Adviser believes that the securities of an issuer will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition;
(ii) a new or improved product, service, operation or technological advance;
(iii) changes in senior management; or (iv) significant changes in cost structure.


                    THE MAIN RISKS OF INVESTING IN THE FUND


    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section discusses some of the specific risks of investing in the Fund.



    Since the Fund usually invests heavily in common stocks, the fundamental risk is that the value of the stocks the Fund holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market, economic and/or political conditions.



    The Fund can invest in depositary receipts which are securities issued by financial institutions such as banks or trust companies, which represent ownership in underlying securities issued by foreign companies. These securities carry additional risks associated with investing in foreign securities, such as changes in currency exchange rates, lack of public information about the foreign company and political, social and economic instability in the company's country. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as issuer-sponsored depositary receipts.


    If the Fund trades securities actively, transaction costs will be increased which will lower performance and could increase taxable dividends.

    Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


    If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, U.S. government obligations or short-term debt securities, it could reduce the Fund's potential returns. In addition, the value of debt securities tends to fall when prevailing interest rates rise which could affect the value of the Fund's shares. Short-term debt securities are generally less sensitive to interest rate changes than longer-term securities.



    The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer and fewer sectors than a diversified fund would. As a result, the value of its shares will be more sensitive to economic problems affecting those issuers and sectors. Since the Fund may invest in a relatively small number of companies and sectors, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.



    The following performance information shows you how the Fund's performance has varied year by year and provides an indication of the risks of investing in the Fund. The bar chart shows the annual total returns of the Fund's Class A Shares for each of the last two calendar years and the table shows how the average annual returns of the Fund's Class A, Class B and Class C Shares compare with that of a relevant, widely recognized benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. Performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.

Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures shown would be lower. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Returns for
Calendar Years Ended December 31

CLASS A GFOAX
2000           -17.66%
2001           -34.70%


         Highest Quarter                    Lowest Quarter
             14.73%                             -26.45%
      (10/1/01 - 12/31/01)                (7/1/01 - 9/30/01)



    The Fund's year-to-date total return as of September 30, 2002, was -36.57%.


                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                   AS OF DECEMBER 31
                                                       -----------------------------------------
                                                                         ANNUALIZED TOTAL RETURN
                                                           1 YEAR          SINCE INCEPTION(1)
                                                       ---------------   -----------------------
Class A return before taxes..........................          -38.48%               -17.23%
Class A return after taxes on distributions(2).......          -38.48%               -17.23%
Class A return after taxes on distributions and sale
  of fund shares(2)..................................          -23.43%               -13.39%
Class B return before taxes(3).......................          -38.09%               -16.35%
Class C return before taxes(3).......................          -35.58%               -15.45%
S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)(4)..............................          -13.09%                -6.38%

------------------------


1   Inception date of the Fund is July 27, 1999.



2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



3 After-tax returns shown are for Class A Shares; after-tax returns for Class B and Class C shares will vary.



4 The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

                               FEES AND EXPENSES

    These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                              ---------------   ---------------   ---------------
Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of the offering
  price)(1).................................       5.75%(2)          None              None
Maximum Deferred Sales Charge (load) (as a
  percentage of the lesser of original
  purchase price or redemption proceeds)....       None              5.00%(2)(3)       1.00%(2)(4)
Maximum Sales Charge (load) Imposed on
  Reinvested Dividends......................       None              None              None
Redemption Fee..............................       None              None              None
Exchange Fee................................       None              None              None

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                              ---------------   ---------------   ---------------
Management Fee..............................       0.55%             0.55%             0.55%
Distribution and Service (12b-1) Fees.......       0.25%             1.00%             1.00%
Other Expenses..............................       0.66%             0.71%             0.72%
                                                   ----              ----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES........       1.46%             2.26%             2.27%
Fee Waiver/expense payments(5)..............       0.10%             0.83%             0.54%
                                                   ----              ----              ----
NET EXPENSES................................       1.36%             1.43%             1.73%
                                                   ====              ====              ====

------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

(2) A reduced sales charge may be available depending on the size of your investment and other factors.

(3) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 0% after the sixth year.

(4) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(5) The Distributor has contractually agreed to waive a portion of its Distribution and Service Fees on assets invested in the Fund by affiliates of the Investment Adviser until October 31, 2003. In addition, the Investment Adviser has contractually agreed to waive a portion of its fees and to reimburse expenses so that total operating expenses of the Fund will not exceed 1.90%. This waiver and reimbursement will remain in place until July 20, 2003. The Fund may have to repay waivers and reimbursements to the Investment Adviser in the following year if the repayment can be made within the total expense limit.



    The table above is based on expenses incurred in the most recent year. The table does not reflect charges or credits that you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:


    - you invest $10,000;



    - you sell all your shares at the end of the period;



    - your investment has a 5% return each year; and



    - the Fund's net operating expenses remain the same as shown above (except that the effect of the fee waiver is included for the first year only).


IF YOU SELL YOUR SHARES:

                                                          CLASS A*    CLASS B**    CLASS C**
                                                          ---------   ----------   ----------
1 Year..................................................   $  706       $  646       $  276
3 Years.................................................   $1,001       $  927       $  658
5 Years.................................................   $1,318       $1,334       $1,166
10 Years................................................   $2,213       $2,328***    $2,563


IF YOU DO NOT SELL YOUR SHARES:


                                                          CLASS A*    CLASS B    CLASS C
                                                          ---------   --------   --------
1 Year..................................................   $  706      $  146     $  176
3 Years.................................................   $1,001      $  627     $  658
5 Years.................................................   $1,318      $1,134     $1,166
10 Years................................................   $2,213      $2,328***  $2,563

------------------------

*   Assumes sales charge is deducted when shares are purchased.

**  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares at the beginning of the month following the ninth anniversary of the date of purchase.


    This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.


                      PAST PERFORMANCE OF PRIVATE ACCOUNTS


    The following information is provided to illustrate Mark Bronzo's past performance in managing accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The returns shown do not represent the performance of the Fund, which commenced investment operations on July 27, 1999. Investors should realize that past performance data is not an indication of future performance of the Fund. The investment results below represent the net historical performance of Mr. Bronzo with respect to non-fee paying proprietary accounts while employed at SOREMA N.A. Holding Corporation until December 31, 1995 and thereafter for client accounts at GROUPAMA Asset Management N.A. (formerly Sorema Asset Management Company). Mr. Bronzo was the sole portfolio manager responsible for this performance. He continues to be primarily responsible for the equity portfolios for clients of GAMNA, with assistance from Daniel W. Portanova and Joseph C. O'Connor, and utilizes a substantially similar investment approach for the Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Net Annualized Returns as of September 30, 2002

                 GAMNA EQUITY  S&P 500 INDEX
ONE YEAR
10/1/01-9/30/02       -25.50%        -20.49%
FIVE YEARS
10/1/97-9/30/02        -7.45%         -1.63%
TEN YEARS
10/1/92-9/30/02        13.08%          8.99%


    The data represents accounts with assets as of September 30, 2002 of $586 million representing 38.28% of total assets under Mr. Bronzo's management. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The asset-weighted composite dispersion for 2001 was .09% (excluding assets managed in sub-advisory accounts through a wrap-fee program for which dispersiondata are notavailable). Only portfolios that have been managed for the full year are included in the dispersion calculation.


    The performance numbers above reflect the deduction for investment advisory fees and are net of all transaction costs and expenses. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 1995 and on a trade date basis thereafter.


    The private accounts that are included in the data above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act") or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The performance results of the private accounts could have been adversely affected if the accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the U.S. Securities and Exchange Commission (the "SEC") and Association for Investment Management & Research ("AIMR") methodologies for calculating performance could result in different performance data for identical time periods. The expenses for the private accounts included in the performance results above are lower than the Fund's anticipated expenses. If such accounts had expenses similar to the Fund's, the performance of the composite would have been lower than the results shown above.


                             MANAGEMENT OF THE FUND


THE FUND'S INVESTMENT ADVISER



    GAMNA serves as the investment adviser to the Fund and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Fund. GAMNA is located at 199 Water Street, 20th Floor, New York, New York 10038.

    GAMNA was formed as a joint venture between Finama Asset Management and Sorema N.A. Holding Corporation ("Sorema N.A."). Two of the principals of GAMNA originally were the in-house investment department of Sorema N.A. beginning in 1989. GAMNA became a separate company and started to manage assets for outside clients in 1995 under the name Sorema Asset Management Company. In 1998, Sorema Asset Management Company changed its name to Groupama Asset Management N.A. Mark P. Bronzo has continually managed the equity assets of GAMNA and its predecessor and affiliates since 1995. GAMNA currently serves as investment adviser to individual, corporate, charitable and retirement accounts.



    GAMNA furnishes advice and makes recommendations concerning the Fund's investments. GAMNA also oversees certain administrative, compliance and accounting services for the Fund. In addition, GAMNA employees serve as officers of the Fund and GAMNA provides office space for the Fund and pays the salaries, fees and expenses of Fund officers and Directors who are affiliated with GAMNA.


PORTFOLIO MANAGERS


    Mark P. Bronzo is the Portfolio Manager of the Fund and is responsible for making investment decisions and for the day-to-day management of the Fund's portfolio. Mr. Bronzo is assisted by Daniel W. Portanova and Joseph C. O'Connor.



    Mr. Bronzo is Senior Vice President, Managing Director, Chief Investment Officer and Board Member of GAMNA. Mr. Bronzo is primarily responsible for management of GAMNA's equity accounts. From 1989 to 1999, Mr. Bronzo served as Vice President, Chief Investment Officer and Treasurer from 1989 to 1996 of the Sorema N.A. Group and served as Senior Vice President of its wholly-owned subsidiary, Sorema North America Reinsurance Company from 1998 to 1999. From 1989 to 1998, he also served as Director, Vice President and Chief Investment Officer of its affiliate, Fulcrum Insurance Company. He also served as Vice President and Chief Investment Officer of another affiliate, C&C Consultants, Inc., from 1989 to 1997. His responsibilities at each company were the setting of investment policy and guidelines and supervising broker-dealer relationships. From 1983 to 1989, Mr. Bronzo worked at General Reinsurance Corporation where he was an Assistant Secretary from 1987 to 1989 and Assistant Portfolio Manager from 1986 to 1989. Mr. Bronzo is a Chartered Financial Analyst and has made numerous appearances on CNBC and Bloomberg television. Mr. Bronzo has an MBA in Finance from New York University and a BA in Economics from Boston College.



    Daniel W. Portanova is Senior Vice President, Managing Director, Treasurer and Board Member of GAMNA. Mr. Portanova is primarily responsible for the management of GAMNA's taxable bond portfolios and for assisting Mr. Bronzo in forecasting Federal Reserve Board policy and analyzing the economic background and relative attractiveness of industry sectors in which GAMNA equity accounts, including the Fund, may invest. Mr. Portanova served as Senior Vice President from 1998 to 1999 and Vice President from 1995 to 1998 of Sorema North America Reinsurance Company. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management, where he was one of two portfolio managers with investment discretion over more than $4 billion in assets. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked for Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Asset Management Bond Trader, primarily in the Yankee and Canadian sectors. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business and a BA in Economics from Boston College.



    Joseph C. O'Connor is a Senior Vice President, Managing Director and Board Member of GAMNA. Mr. O'Connor is primarily responsible for the management of GAMNA's mid-cap portfolio and for assisting Mr. Bronzo in forecasting Federal Reserve Board policy and analyzing the economic background and relative attractiveness of industry sectors in which GAMNA equity accounts, including the Fund, may invest. Mr. O'Connor served as Managing Director of the Corporate Bond Department of Donaldson Lufkin & Jenrette from 1989 to 2000. From 1982 to 1989, Mr. O'Connor worked in the Corporate Bond

Division of L.F. Rothschild Unterberg and Towbin. Mr. O'Connor earned a BS in Finance from St. John's University, graduating 2nd in his class.


MANAGEMENT FEES


    The Fund pays a management fee, which is calculated daily and paid monthly. The advisory agreement between the Fund and the Investment Adviser spells out the management fee and other expenses that the Fund must pay. The Fund is subject to the following management fee schedule (expressed as an annual rate):


           AVERAGE DAILY NET              ANNUAL RATE
            ASSETS OF FUND               PERCENTAGE (%)
---------------------------------------  --------------
First $1 Billion.......................       0.55
Over $1 Billion........................       0.50


    GAMNA and the Fund have entered into an expense limitation agreement. The agreement sets a limit of 1.90% on the operating expenses of the Fund until July 21, 2003 and requires GAMNA to waive or reimburse fees or expenses if operating expenses exceed that limit. The Fund is required to repay GAMNA the amount of expenses waived or reimbursed for the following year if the Fund's total operating expenses do not exceed the 1.90% limit.


                            SHAREHOLDER INFORMATION


    This section will help you become familiar with how to establish an account with the Fund. It also explains in detail the different share classes and the types of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without prior notice or shareholder approval.


SALES CHARGES AND CHOOSING A SHARE CLASS


    You may choose among Class A, Class B or Class C Shares, each of which has different types of charges, as described in more detail below. There are a number of plans and special discounts which can decrease or even eliminate certain of these charges.



    CLASS A SHARES. When you purchase Class A Shares you pay an initial sales charge which is deducted directly from the money you invest. As the table shows, the more you invest the lower the initial sales charge and on purchases of $1 million or more there is no initial sales charge. Certain purchases of Class A Shares may qualify for reduced sales charges. Further information about reduced sales charges is available in the Fund's Statement of Additional Information ("SAI"). Class A Shares are not subject to any sales charges when they are redeemed and have lower combined 12b-1 and service fees than Class B and Class C Shares.



                                                                   TOTAL SALES CHARGE
                                                              ----------------------------
                                                              AS % OF PUBLIC   AS % OF NET
                                                              OFFERING PRICE     AMOUNT
AMOUNT OF INVESTMENT                                            PER SHARE       INVESTED
--------------------                                            ---------      -----------
Under $100,000..............................................      5.75%           6.10%
$100,000 but under $250,000.................................      3.75%           3.90%
$250,000 but under $500,000.................................      2.50%           2.56%
$500,000 but under $1,000,000...............................      2.00%           2.04%
$1,000,000 or more..........................................    None            None

    The public offering price of Class A Shares is the net asset value ("NAV") plus the initial sales charge. NAV is the value of the total assets of the Fund, minus the Fund's liabilities, divided by the total number of shares held by investors.



    CLASS B SHARES. Class B Shares are sold without an initial sales charge, but are subject to a deferred sales charge which is deducted directly from your assets when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the longer you hold your Shares the lower the deferred sales charge and after the sixth year there is no deferred sales charge. Class B Shares have the benefit of putting all of your dollars to work from the time the investment is made. Class B Shares have higher combined 12b-1 and service fees than Class A Shares.


                                    DEFERRED
YEAR                              SALES CHARGE
----                              ------------
1...............................        5%
2...............................        4%
3...............................        3%
4...............................        3%
5...............................        2%
6...............................        1%
7...............................   None

    Deferred sales charges are calculated from the month you buy your shares. The Fund always sells the Shares with the lowest deferred sales charge first.


    Class B shares automatically convert into Class A Shares, based on relative NAV, at the beginning of the month following the ninth anniversary of purchase.



    CLASS C SHARES. Class C Shares are sold without an initial sales charge, which has the benefit of putting all of your dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C Shares are subject to a deferred sales charge of 1% which is deducted directly from your assets when you sell your shares. The sales charge is based on the lesser of the original cost or the NAV at the time of the redemption. Class C Shares, like Class B Shares, have higher combined 12b-1 and service fees than Class A Shares. Unlike Class B Shares, Class C Shares do not convert into any other class of shares of the Fund. That means you keep paying the higher service and distribution fees as long as you hold your shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.



    RULE 12b-1 FEES. The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares. This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred. The Fund also pays a shareholder servicing fee of up to 0.25% of the average daily net assets of the shares of each Class. These fees are payable for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of Fund shares. Because Rule 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.



    WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge and anticipate holding your shares for a number of years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C shares. In almost all cases, if you are a long-term investor planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


PRICING OF FUND SHARES


    All purchases and redemptions will be processed at the NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") which is normally 4:00 p.m. New York time each day that the NYSE is open (a "Business Day"). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Board of Directors. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


HOW TO OPEN YOUR FUND ACCOUNT

    Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to GAMNA Focus Fund. Send your signed application and check to one of the following addresses:

Overnight Mail:

GAMNA Series Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE 19809-3710

Regular Mail:

GAMNA Series Funds, Inc.
c/o PFPC Inc.
P.O. Box 9825
Providence, RI 02940

MINIMUM INVESTMENTS

To open a new account.......................................  $10,000
To open a new retirement account............................  $ 2,000
To open a new account with an Automatic Investment
  Program...................................................  $ 2,000
To add to any type of an account............................  $ 1,000

    The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

HOW TO PURCHASE SHARES

    PAYING FOR SHARES. When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

    - Cash, credit cards, third party checks and credit card checks will not be accepted.

    - All purchases must be made in U.S. dollars.

    - Checks must be drawn on U.S. banks and made payable to GAMNA Focus Fund.

    - If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

    - If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

    - The Fund reserves the right to reject any specific purchase request.

    If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.


    PURCHASE BY MAIL. Send your check and written instructions to one of the addresses specified in the section of this prospectus entitled "How to Open Your Fund Account." If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution.



    PURCHASE BY TELEPHONE. In order to purchase shares by telephone, you must complete the "Telephone Purchase of Shares Option" section on the application. If your account is already established, call (888) 287-4093 (toll free) to request the appropriate form. This option will become effective ten business days after the form is received. Thereafter, you may call the Fund at
(888) 287-4093 to execute a telephone purchase of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAV of the Fund next determined after the payment is received, plus applicable sales charges.



    In periods of severe market or economic conditions, purchasing shares by telephone may be difficult to implement and you should make purchases by mail by writing to PFPC Inc., the Fund's Transfer Agent. Send your check and written instructions to one of the addresses specified in the section of this prospectus entitled "How to Open Your Fund Account."


    The Fund may accept telephone orders from broker-dealers which have been previously approved by the Fund by telephoning (888) 287-4093. It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Fund. The Fund reserves the right to cancel any purchase order for which payment has not been received by the third (3rd) business day following the investment.


    Transactions of Fund shares through broker-dealers may be subject to transaction or other fees, including postage and handling charges, imposed by your broker-dealer (in addition to the sales charge imposed by the Fund) which would otherwise not be charged if the shares were purchased directly from the Fund.



    PURCHASE BY WIRE. You may purchase shares (other than initial purchases) by wire transfer. To do so, you must (i) telephone the Transfer Agent at
(888) 287-4093 to advise the Transfer Agent that you would like to purchase shares of the Fund by wire transfer; and (ii) give instructions to your bank to transfer funds by wire to the following account:


Bank Name:                       PNC Bank, Philadelphia, PA
ABA Number:                      031-0000-53
Account Name:                    GAMNA Series Funds, Inc.
Account No.:                     8612822925
Further Credit:                  [Name of Shareholder and
                                 Account Number]

    AUTOMATIC INVESTMENT PROGRAMS. The Fund offers automatic investment programs to help you achieve your financial goals as simply and conveniently as possible.


    - Automatic Monthly Investment Program


     On the 20th day of each month your money ($1000 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call
     (888) 287-4093 to request the appropriate form.


    - Payroll Deduction


     If your employer offers automatic payroll deduction, you may have all or a portion of your paycheck ($1000 minimum) invested directly into your Fund account. To obtain information on establishing this option, call (888) 287-4093.


TYPES OF ACCOUNT OWNERSHIP

    If you are investing in the Fund for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call
(888) 287-4093.

    - INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.


    - A GIFT OR TRANSFER TO MINOR. Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") Act accounts are custodial accounts managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.



    - TRUST. An established trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.


    - BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

    If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax or legal counsel before selecting a tax-deferred account.

    PFPC Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $10.00 for each Fund account, up to a maximum of $20.00 for two or more Fund accounts registered under the same taxpayer identification number. The Fund reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

    The following plans require a special application. For an application and more details about our Retirement Plans, call (888) 287-4093.


    - REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals with earned income to contribute.

    - COVERDELL EDUCATION SAVINGS ACCOUNT ("ESA"): This plan, formerly known as Education IRA, allows individuals, subject to certain income limitations, to contribute annually on behalf of any child under the age of 18.



    - SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.


HOW TO REDEEM SHARES


    On any Business Day, you may redeem all or a portion of your shares. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The Fund reserves the right to pay redemptions in the form of readily marketable portfolio securities rather than in cash.



    Depending on how long you have held your shares, redemptions of Class B and Class C shares may be subject to a deferred sales charge as described above under "Sales Charges and Choosing a Share Class."



    IN WRITING. You may request a redemption by writing to the Transfer Agent. You must sign the redemption request in the exact name in which your account is registered. If you represent a corporation, partnership, trust or fiduciary, you must submit written evidence of your authority acceptable to the Transfer Agent. Direct all correspondence to the Transfer Agent at one of the addresses specified in the section of this prospectus entitled "How to Open Your Fund Account."



    In certain cases, you will need to provide a signature guarantee as described in the section of this prospectus entitled "Signature Guarantee."



    The Transfer Agent will pay you by check within seven (7) days after it receives your certificate and/or written request, except that redemption of recently purchased shares will be delayed until the Fund or the Transfer Agent has been advised that the purchase check has been honored, up to fifteen (15) days from the time of receipt of the purchase check by the Transfer Agent. You can avoid such a delay by purchasing shares by wire transfer or by certified or official bank check except as indicated below. Such payment may also be postponed or the right of redemption suspended at times (i) when the NYSE is closed for reasons other than weekends and customary holidays, (ii) when trading on the NYSE is restricted, (iii) when an emergency exists which makes it not reasonably practicable for the Fund to dispose of portfolio securities or fairly determine the value of its net assets, or (iv) during any other period when the SEC, by order, so permits. The SEC's rules and regulations shall be used to determine whether a condition described in (ii), (iii) or (iv) exists.


    BY TELEPHONE. Redemptions by telephone must be in amounts of at least $1,000 and not more than $10,000. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record. Retirement accounts are prohibited from redeeming shares by telephone. To redeem shares of your retirement account refer to "How to Redeem Shares--In Writing" as described above.

    In order to redeem shares by telephone, you must authorize telephone redemptions on your initial application form or by writing to the Transfer Agent. You may call the Fund at (888) 287-4093 to execute a telephone redemption of shares, on Business Days, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. Redemption requests will be processed at the NAV next calculated after receipt and acceptance of the request. For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM

ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

    SYSTEMATIC REDEMPTION OPTION. The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, call (888) 287-4093.

PAYMENT OF REDEMPTION PROCEEDS


    BY CHECK. Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven (7) days after receipt of a valid redemption request.


    BY ELECTRONIC TRANSFER. If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged a $15.00 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

    If you would like to establish the electronic redemption option on an existing account, call (888) 287-4093 to request the appropriate form.

    If the shares being redeemed were purchased by check, telephone or through the Automatic Monthly Investment Program, the Fund may delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear.

WRITTEN INSTRUCTIONS


    To redeem all or part of your shares in writing, your request should be sent to one of the addresses specified in the section of the prospectus entitled "How to Open Your Fund Account" and must include the following information:


    - the name of the Fund;

    - the account number(s);

    - the amount of money or number of shares being redeemed;

    - the name(s) on the account;

    - the signature(s) of all registered account owners; and

    - your daytime telephone number.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

    - INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

    - UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

    - SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

    - CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

    - TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

    - IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age
      59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE


    In addition to the signature requirements, you must provide a signature guarantee by an "eligible guarantor institution" of the signature on the redemption request and the certificates, if any, or stock powers, if any:



    - if the proceeds of the redemption exceed $10,000 (unless you have submitted a Shareholder Redemption Option form authorizing the Transfer Agent to redeem shares of the Fund upon written instructions without a signature guarantee);



    - if the proceeds are to be paid to a person other than the record owner or sent to an address other than that on the Transfer Agent's records (or within 30 days after the Transfer Agent has been notified of an address change); or


    - if the proceeds are to be paid to a corporation, partnership, trust or fiduciary.


    An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not a part of these programs will not be accepted. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


    The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption in accordance with its rights under the 1940 Act. For more information pertaining to signature guarantees, call (888) 287-4093.

HOW TO OBTAIN A SIGNATURE GUARANTEE

    A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, clearing agencies, broker-dealers, and member firms of a national securities exchange who are participants in a medallion program recognized by the Securities Transfer Agents Association. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

    WEB SITE. You may access information on the Fund's Web site at http://www.gamna.com. In addition, you may request and/or download a Prospectus for the Fund.


    SMALL ACCOUNTS. Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to close your Fund account if your account balance falls below $250.00 because you have sold or redeemed shares. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. You will receive notice before we close your account so that you may increase your account balance to the required minimum.


    SHARE CERTIFICATES.  The Fund will not issue share certificates.

    TEMPORARY SUSPENSION OF SERVICES. The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

    ADDRESS CHANGES.  To change the address on your account, call
(888) 287-4093 and send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


    The Fund will generally distribute its income and net realized gains annually. The Fund's income from dividends and interest and any net realized short-term capital gain are paid to shareholders as ordinary income dividends. Net realized long-term capital gain is paid to shareholders as capital gain dividends.


DISTRIBUTION OPTIONS

    When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund or calling (888) 287-4093. The Fund offers the following options:

    1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gain dividends in additional shares of the same class. This option is assigned automatically if no other choice is made.

    2. CASH OPTION. You may receive your income dividends and capital gain dividends in cash.

    3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gain dividends in cash and reinvest the other in additional shares of the same class.


    If we are unable to deliver to you any dividend or distribution check and it remains outstanding for six months, we reserve the right to cancel the check and reinvest the dividend or distribution in shares of the Fund for your account. If a check representing the Fund distribution is not cashed within a specified period, the Fund will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund. If the Fund does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. We will use the NAV next computed after the check is canceled. Subsequent distributions may also be reinvested.


TAXES


    The Fund has elected to be taxed as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to continue its qualifications under those provisions, and to be relieved of federal taxes on income and gain it distributes to shareholders. If the Fund does not qualify as a regulated investment company for any taxable year or does not meet certain other requirements, the Fund will be subject to tax on all of its taxable income and gains.


    The taxation of dividends will not be affected by the form in which you receive them (cash or additional shares). Ordinary dividends are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends will be taxable as long-term capital gain regardless of on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    A portion of the ordinary income dividends paid by the Fund may qualify for the 70% dividends-received deduction for corporate shareholders, subject to certain limitations.

    Ordinarily, you are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to you in such a month will be deemed to have been received by you (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

    You will generally recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares (or the amount designated as undistributed capital gain with respect to such shares).

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a percentage of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to you if (1) you provide either an incorrect taxpayer identification number or no number at all,
(2) you are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) you have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against your U.S. federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

    Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions. The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation

FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is supplemented by financial statements including accompanying notes appearing in the annual report to shareholders for the fiscal year ended June 30, 2002, which are incorporated by reference into the SAI. The financial statements, which include the financial highlights, have been audited by KPMG LLP, independent auditors, whose report thereon is included in the annual report to shareholders. You may obtain a copy of the annual report by calling (888) 287-4093.


    The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                           FOR THE PERIOD 07/27/99*                 FOR THE FISCAL YEAR
                                               THROUGH 06/30/00                        ENDED 06/30/01
                                     ------------------------------------   ------------------------------------
                                      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of
  period...........................  $ 10.00      $ 10.00      $ 10.00      $ 12.91      $ 12.90      $ 12.88
                                     -------      -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment deficit...........    (0.06)       (0.11)       (0.10)       (0.07)       (0.08)       (0.10)
  Net gains (losses) on securities
    (both realized and
    unrealized)....................     2.97         3.01         2.98        (4.90)       (4.90)       (4.89)
                                     -------      -------      -------      -------      -------      -------
    TOTAL FROM INVESTMENT
      OPERATIONS...................     2.91         2.90         2.88        (4.97)       (4.98)       (4.99)
                                     -------      -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................     0.00         0.00         0.00         0.00         0.00         0.00
  Distributions from capital
    gains..........................     0.00         0.00         0.00         0.00         0.00         0.00
                                     -------      -------      -------      -------      -------      -------
    TOTAL DISTRIBUTIONS............     0.00         0.00         0.00         0.00         0.00         0.00
                                     -------      -------      -------      -------      -------      -------
Net asset value, end of period.....  $ 12.91      $ 12.90      $ 12.88      $  7.94      $  7.92      $  7.89
                                     =======      =======      =======      =======      =======      =======
Total Return(1)....................    29.10 %***   29.00 %***   28.80 %***  (38.50)%     (38.60)%     (38.74)%
                                     -------      -------      -------      -------      -------      -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's).........................  $63,397      $39,934      $46,298      $47,709      $24,938      $33,591
  Ratios of gross expenses (before
    waivers) to average net
    assets(2)......................     1.56 %**     2.45 %**     2.45 %**     1.25 %       2.03 %       2.04 %
  Ratio of waivers to average net
    assets(2)......................    (0.22)%**    (0.90)%**    (0.80)%**    (0.12)%      (0.80)%      (0.51)%
  Ratio of net expenses (after
    waivers) to average net
    assets(2)......................     1.34 %**     1.55 %**     1.65 %**     1.13 %       1.23 %       1.53 %
  Ratio of net investment deficit
    to average net assets(2).......    (0.89)%**    (1.04)%**    (1.16)%**    (0.65)%      (0.76)%      (1.06)%
  Portfolio Turnover...............    54.26 %      54.26 %      54.26 %      91.13 %      91.13 %      91.13 %

                                             FOR THE FISCAL YEAR
                                                ENDED 06/30/02
                                     ------------------------------------
                                      CLASS A      CLASS B      CLASS C
                                     ----------   ----------   ----------
Net asset value, beginning of
  period...........................  $  7.94      $  7.92      $  7.89
                                     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment deficit...........    (0.04)(3)    (0.05)(3)    (0.07)(3)
  Net gains (losses) on securities
    (both realized and
    unrealized)....................    (2.58)       (2.57)       (2.55)
                                     -------      -------      -------
    TOTAL FROM INVESTMENT
      OPERATIONS...................    (2.62)       (2.62)       (2.62)
                                     -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................     0.00         0.00         0.00
  Distributions from capital
    gains..........................     0.00         0.00         0.00
                                     -------      -------      -------
    TOTAL DISTRIBUTIONS............     0.00         0.00         0.00
                                     -------      -------      -------
Net asset value, end of period.....  $  5.32      $  5.30      $  5.27
                                     =======      =======      =======
Total Return(1)....................   (33.00)%     (33.08)%     (33.21)%
                                     -------      -------      -------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's).........................  $23,172      $16,485      $17,940
  Ratios of gross expenses (before
    waivers) to average net
    assets(2)......................     1.46 %       2.26 %       2.27 %
  Ratio of waivers to average net
    assets(2)......................    (0.10)%      (0.83)%      (0.54)%
  Ratio of net expenses (after
    waivers) to average net
    assets(2)......................     1.36 %       1.43 %       1.73 %
  Ratio of net investment deficit
    to average net assets(2).......    (0.66)%      (0.73)%      (1.04)%
  Portfolio Turnover...............    76.90 %      76.90 %      76.90 %


------------------------------
*   Commencement of investment operations
**  Annualized
*** Not Annualized
(1) Exclusive of deduction of sales charges on investments.
(2) Expenses waivers reflect voluntary reductions of distribution related expenses.

(3) Computed using average shares outstanding.

                                   APPENDIX A
                      GLOSSARY OF CERTAIN INVESTMENT TERMS

    This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objectives and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

    Bonds, notes and debentures are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

    Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash.


    Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


    Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).


    Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor's Corporation or Baa3 or higher by Moody's Investors Services, Inc. or the equivalent by another national rating organization or, if unrated, determined by GAMNA to be of comparable quality.


    Money market instruments may include U.S. Government securities, commercial paper and obligations of banks.

    Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

    Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

STATEMENT OF ADDITIONAL INFORMATION

    The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this Prospectus. That means that by law it is considered to be a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS


    The Fund issues annual and semi-annual reports. These reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


CONTACTING THE FUND

    You can get a free copy of these documents or ask us any questions by calling (888) 287-4093 or writing:

    GAMNA Focus Fund
    c/o PFPC Inc.
    P.O. Box 9825
    Providence, RI 02940

    If you buy your shares through a financial institution, you should contact that institution directly for more information. You can also find information on-line at www.gamna.com on the internet.

U.S. SECURITIES AND EXCHANGE COMMISSION


    You can write the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.


    Public Reference Section of the SEC
    Washington, D.C. 20549-0102
    (202) 942-8090


    Reports, a copy of the SAI and other information about the Fund are also available on the SEC's EDGAR website at http://www.sec.gov.


INVESTMENT COMPANY ACT FILE NO. 811-9275

                            GAMNA SERIES FUNDS, INC.

                                GAMNA FOCUS FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 30, 2002

         This Statement of Additional Information ("SAI") sets forth information about GAMNA Series Funds, Inc. and its portfolio, GAMNA Focus Fund, which may be of interest to investors but which is not necessarily included in the Prospectus dated October 30, 2002 (the "Prospectus") offering shares of GAMNA Focus Fund. This SAI should be read in conjunction with the Prospectus. The audited financial statements of the GAMNA Focus Fund for the fiscal year ended June 30, 2002 are incorporated by reference into this SAI from its Annual Report. You may obtain free copies of the Prospectus and Annual Report by contacting the GAMNA Focus Fund at the address or phone number listed below.


         This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

         For more information about your account, simply call or write GAMNA Focus Fund at:

                                 (888) 287-4093

                                GAMNA Focus Fund
                                  P.O. Box 9825
                              Providence, RI 02940

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
THE FUND                                                                      1
INVESTMENT POLICIES AND RESTRICTIONS                                          1
MANAGEMENT OF THE COMPANY                                                     6
CODE OF ETHICS                                                               10
CONTROL PERSONS AND PRINCIPAL HOLDERS                                        11
THE INVESTMENT ADVISER                                                       12
DISTRIBUTION AGREEMENT                                                       13
DISTRIBUTION PLANS                                                           14
OTHER SERVICE PROVIDERS                                                      16
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                              17
PORTFOLIO TURNOVER                                                           19
PURCHASES, REDEMPTIONS AND EXCHANGES                                         19
DETERMINATION OF NET ASSET VALUE                                             23
PERFORMANCE INFORMATION                                                      24
TAX MATTERS                                                                  27
EXPENSES                                                                     32
GENERAL INFORMATION                                                          33
FINANCIAL STATEMENTS                                                         34
APPENDIX A                                                                  A-1

                                    THE FUND

         GAMNA Series Funds, Inc. (the "Company") is an open-end investment company which was organized as a corporation under the laws of the State of Maryland on March 18, 1999. The Company presently consists of a single series, GAMNA Focus Fund (the "Fund"). The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Fund are collectively referred to in this SAI as the "Shares."

         The Company's Board of Directors provide broad supervision over the affairs of the Company, including the Fund. Groupama Asset Management N.A. (the "Investment Adviser" or "GAMNA") is the investment adviser for the Fund. PFPC Inc. serves as the Company's administrator (the "Administrator") and supervises the overall administration of the Company, including the Fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES

         The Prospectus sets forth the various investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. Except as specifically set forth below under "Investment Restrictions," the investment policies of the Fund (including the Fund's investment objective) are non-fundamental and may be changed without the approval of the shareholders of the Fund. In the event of a change in the Fund's investment objective, shareholders will be given at least 30 days' written notice prior to such a change. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") see Appendix A.

         DEPOSITARY RECEIPTS. The Fund may invest in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). These securities carry additional risks associated with investing in foreign securities. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity than comparable domestic securities, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies.

         MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic issuers and obligations of domestic banks.

         U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury and obligations that are supported by the creditworthiness of the particular instrumentality.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks that have total assets, at the time of purchase, in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks that are judged by GAMNA to meet comparable credit standing criteria.

         Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. Certificates of deposit are short-term negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are short-term negotiable drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         Investments in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to the seller's agreement to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may default and expose the Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying securities. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian will have possession of the collateral, which the Board of Directors believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities.

         BORROWINGS. The Fund may borrow money from banks for temporary or short-term purposes. However, the Fund may not borrow money to buy additional securities, which is known as "leveraging."

         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under the 1940 Act. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the securities may decline below the purchase price.

         OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional and/or duplicative fees may be charged by other investment companies.

         SECURITIES LOANS. The Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Voting rights may pass with the lending of securities; however, the Fund will be obligated to call loans, vote proxies or otherwise obtain rights to vote or consent where an event material to the investment is concerned. Loans will be made only to firms deemed by GAMNA to be of good standing and will not be made unless, in the judgment of GAMNA, the consideration to be earned from such loans justifies the risk.

INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

         (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings;

         (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities;
                  (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets; and (iv) delays in the settlement of securities transactions will not be considered loans;

         (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from investing in securities or other instruments backed by physical commodities;

         (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. Investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded;

         (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act; or

         (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

         The following investment restrictions of the Fund may be changed without the approval of the shareholders of the Fund. The Fund may not:

         (1) hold more than 25% of its total assets in securities of any single issuer and, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its total assets in the securities of any one issuer other than obligations of the U.S. government, its agencies and instrumentalities;

         (2) make short sales of securities, including short sales "against the box," or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions;

         (3)      invest more than 15% of its net assets in illiquid securities;
                  or

         (4) write, purchase or sell any put or call option or any combination thereof.

         If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, however, that the Fund will be required to reduce its outstanding borrowings in accordance with the requirements of the 1940 Act if its asset coverage falls below 300%. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

                            MANAGEMENT OF THE COMPANY

         The operations of the Company are managed under the direction of the Board of Directors. The Board establishes the Fund's policies and reviews the management of the Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Fund. Information about the Directors and the officers of the Company is set forth below. Unless otherwise indicated, the address of each Director and officer is 199 Water Street, 20th Floor, New York, NY, 10038.


---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN         OTHER
                                 TERM OF OFFICE                                      FUND COMPLEX     DIRECTORSHIPS
NAME (AGE), AND POSITION(S)       AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY         HELD BY
WITH FUND                        TIME SERVED(1)         DURING PAST 5 YEARS            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Robert T. Adams (48)               Since 1999      Attorney, Wilson, Elser,               1               None
Director, Member of Audit                          Moskowitz, Edelman & Dicker,
Committee                                          1986-present.

Vincent Benefico (41)              Since 1999      Vice President, Reuters                1               None
Director, Member of Audit                          Financial ("Reuters"), a
Committee                                          vendor of financial news and
                                                   information, 2000-present;
                                                   Director, Fixed Income Product
                                                   Management, Reuters,
                                                   1999-2000, Product Support
                                                   Manager, Reuters, 1997-1999.

---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN         OTHER
                                 TERM OF OFFICE                                      FUND COMPLEX     DIRECTORSHIPS
NAME (AGE), AND POSITION(S)       AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY         HELD BY
WITH FUND                        TIME SERVED(1)         DURING PAST 5 YEARS            DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------
James S. Carluccio (49)            Since 1999      Pilgrim Advisors, Inc.,                1               None
Director, Member of Audit                           Managing Director,
Committee                                           1999-present; Independent
                                                   consultant, 1999; Executive
                                                   Vice President, Technology
                                                   Solutions Company, 1992-1999.

Edward Fogarty, Jr. (43)           Since 1999      Attorney, White & McSpedon,            1               None
Director, Member of Audit                          P.C., 1999-present; Attorney,
Committee                                          Fogarty & Fogarty PC,
                                                   1984-1999.

Jonathan M. Rather (42)            Since 1999      General Partner and Chief              1               None
Director, Member of Audit                          Financial Officer of Welsh,
Committee                                          Carson, Anderson & Stowe, a
                                                   private equity investment
                                                   firm in health care and
                                                   information services,
                                                   1999-present; Chief Operating
                                                   Officer and Chief
                                                   Financial Officer of Goelet
                                                   Corporation, an investment
                                                   management company, 1985-1999.
---------------------------------------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS(2)
---------------------------------------------------------------------------------------------------------------------
Mark P. Bronzo (41)                Since 1999      Senior Vice President                  1               None
Chairman, President & Chief                        1998-present, Vice President
Executive Officer                                  1995-1998, Managing Director
                                                   and Board Member 1998-present
                                                   of GAMNA (formerly Sorema
                                                   Asset Management Company),
                                                   1995-present.

Joseph C. O'Connor (42)            Since 2000      Senior Vice President,                 1               None
Director, Senior Vice                              Managing Director and Board
President and Managing                             Member of GAMNA, 2000-present;
Director                                           Managing Director, Corporate
                                                   Bond Department of Donaldson
                                                   Lufkin & Jenrette Securities,
                                                   1989-2000.

Daniel W. Portanova (42)           Since 1999      Senior Vice President,                 1               None
Director, Senior Vice                              Managing Director and Board
President, Treasurer and                           Member of GAMNA, 1998-present;
Chief Operating Officer                            Vice President and Managing
                                                   Director of Sorema Asset
                                                   Management Company, 1995-1998.
---------------------------------------------------------------------------------------------------------------------
                        OFFICER(S) WHO ARE NOT DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Iona K. Watter (49)                Since 1999      Second Vice President                 N/A               N/A
Secretary                                          1999-present, Corporate
                                                   Secretary and Compliance
                                                   Officer, GAMNA, 1995-present.


1 Each Director and officer serves for an indefinite term, until his/her successor is elected.


2 Messrs. Bronzo, O'Connor and Portanova are employees of Groupama Asset Management N.A., the Fund's Investment Adviser, and are deemed to be "interested persons" of the Fund as the term is defined in the 1940 Act, as a result of their positions with Groupama Asset Management, N.A.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         BOARD OF DIRECTORS. The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Fund and to provide oversight management of the Fund. Currently the Board is comprised of eight individuals, three of whom are considered "interested" Directors. The Board generally will meet at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board of Directors met four times during the fiscal year ended June 30, 2002.


         Currently, the Board has an Audit Committee, a Pricing Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

         AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Adams, Benefico, Carluccio, Fogarty and Rather, each of whom are considered Independent Directors of the Fund. The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. The Audit Committee met two times during the fiscal year ended June 30, 2002.


         PRICING COMMITTEE. The Pricing Committee is composed of Mark P. Bronzo, Daniel Portanova and Jonathan M. Rather. The Pricing Committee, under procedures established by the Board, determines a price for a security held by a fund for which market quotations are not readily available or at such time that market quotations cease to be available. The Pricing Committee reports its findings to the full Board on a quarterly basis, as necessary. The Pricing Committee did not meet during the fiscal year ended June 30, 2002.


         NOMINATING COMMITTEE. The Nominating Committee nominates Directors. The Nominating Committee is comprised of Messrs. Adams, Benefico, Carluccio, Fogarty and Rather, each of whom are considered Independent Directors of the Fund. They consider nominees recommended by shareholders of the Fund who submit recommendations in writing to the Committee in care of the Secretary of the Fund and include biographical information about their nominees. The Nominating Committee did not meet during the fiscal year ended June 30, 2002.


         SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of the Fund's equity securities beneficially owned by each Director as of December 31, 2001.

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF                  DIRECTORS WITHIN THE FAMILY OF
NAME OF DIRECTOR                            EQUITY SECURITIES IN THE FUND                 INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
Robert T. Adams                             None                                           None
Vincent Benefico                            None                                           None
Mark P. Bronzo                              Over $100,000                                  Over $100,000
James S. Carluccio                          $10,001-$50,000                                $10,001-$50,000
Edward Fogarty, Jr.                         $10,001-$50,000                                $10,001-$50,000
Joseph C. O'Connor                          Over $100,000                                  Over $100,000
Daniel W. Portanova                         Over $100,000                                  Over $100,000
Jonathan M. Rather                          None                                           None



         As a group, the Directors and officers of the Fund owned more than 1% of Class A Shares and owned less than 1% of Class B and Class C Shares of the Fund, as of September 30, 2002.

         As of December 31, 2001, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities or interests of the Fund's Investment Adviser or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Distributor, nor enter any transaction with such entities or have any relationships with such entities.


         Each Independent Director receives a fee, which consists of an annual retainer of $8,500 and a meeting fee of $1,000 for each meeting attended. Each Director is also reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. The Fund does not pay any pension or retirement benefits.

         The following table sets forth the compensation paid by the Fund for the year ended June 30, 2002 to each of the Independent Directors:


                                       AGGREGATE              TOTAL COMPENSATION
                                   COMPENSATION PAID          FROM FUND PAID TO
NAME OF DIRECTOR                     FROM THE FUND              DIRECTORS (1)
--------------------------------------------------------------------------------
Robert T. Adams                         $12,500                    $12,500
Vincent Benefico                        $12,500                    $12,500
James S. Carluccio                      $12,500                    $12,500
Edward Fogarty, Jr.                     $12,500                    $12,500
Jonathan M. Rather                      $11,500                    $11,500


--------------

(1) The Fund is the sole fund managed by GAMNA and is not part of a "fund complex."

         The Articles of Incorporation provide that the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company or its shareholders, they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

INVESTMENT ADVISORY ARRANGEMENTS

         GAMNA acts as the Investment Adviser for the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). This agreement must be approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's Board of Directors who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Company. This agreement shall terminate automatically in the event of its assignment. The Advisory Agreement provides that GAMNA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of reckless disregard of its obligations under the Advisory Agreement.


         In approving the continuation of the Advisory Agreement, the Directors (including all of the Independent Directors) primarily considered whether approving the Advisory Agreement would be in the best interest of the Fund and its shareholders, an evaluation largely based on the nature and quality of services provided under the Advisory Agreement and the overall fairness of the agreement to the Fund. The Board of Directors considered specifically, among other matters: (1) the nature, quality and scope of the advisory services, management and personnel provided to the Fund by the Adviser; (2) the amount of fees paid by the Fund to the Adviser as well as fees paid by comparable funds;
(3) any compensation (in addition to the investment advisory fees) and other benefits (including soft dollar arrangements) received by the Adviser or its affiliates in respect of the Fund; (4) the cost of the Adviser in providing services; (5) the Adviser's profitability with respect to the Fund; (6) possible alternatives to the proposed Advisory Agreement; (7) the operating expenses of the Fund, which are in large part under the control of the Investment Adviser, and (8) the policies and practices of the Investment Adviser with respect to portfolio transactions for the Fund.


                                 CODE OF ETHICS


         The Fund, GAMNA and PFPC Distributors, Inc. have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Directors, officers and employees of the Fund and the Investment Adviser are required to abide by the provisions under their respective code of ethics. On an annual basis, the Board of Directors will review reports regarding the code of ethics, including information on any material violations of the code.

                      CONTROL PERSONS AND PRINCIPAL HOLDERS

         As of September 30, 2002, the following persons were known to beneficially own 5% or more of the outstanding shares of any class of the Fund. Persons beneficially owning 25% or more of the Fund are considered to "control" the Fund, because they could have the ability to vote a majority of the Fund's Shares on any matter requiring the approval of the Fund's shareholders.


NAME/ADDRESS                                                 % OWNERSHIP
------------                                                 -----------
CLASS A

Prudential Securities, Inc.                                  22.55%
Special Customers A/C or the Exclusive
Benefit of Customers PC
Attention:  Mutual Funds
1 New York Plaza
New York, NY 10292

Banque Finama                                                31.72%
157 Boulevard Haussmann
75803 Paris Cedex 08
572 043 800 RCS Paris APE 651 C

First Union National Bank Cust.                              12.43%
For Various Retirement Plans
Attention:  Eric Faehnrich NC1076
1525 West WT Harris Boulevard
Charlotte, NC  28288-1076

Rampart Insurance Company                                    11.95%
199 Water Street, 20th Floor
New York, NY 10038

First Union National Bank                                    7.74%
FBO Sorema N.A. Corp Pension Plan
A/C 1541030140
1525 W WT Harris Blvd #NC-1151
Charlotte, NC 28262-8522

CLASS B

Groupama Actions Internationales                             96.82%
199 Water Street, 20th Floor
New York, NY  10038

CLASS C
CCAMA                                                        31.43%
25 Rue De Courcelles
75008 Paris, France

Groupama Vie Assurance Epargne                               31.43%
25 Rue de Courcelles
75008 Paris, France

Groupama Vie Repma                                           15.71%
25 Rue de Courcelles
75008 Paris, France


                             THE INVESTMENT ADVISER


         GAMNA is a registered investment adviser under the Investment Advisers Act of 1940. Subject to such policies as the Board of Directors may determine, and under the terms of the Advisory Agreement, GAMNA is responsible for investment decisions for the Fund and provides such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. GAMNA provides a continuous investment program and determines from time to time the securities purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. GAMNA also oversees certain administrative, compliance and accounting services for the Fund. GAMNA furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. Pursuant to the terms of the Advisory Agreement, GAMNA is permitted to render services to others.

         GAMNA (formerly Sorema Asset Management Company) was formed as a joint venture between Finama Asset Management (formerly, Groupama Gestion) and Sorema N.A. Holding Corporation. GAMNA is currently 100% owned by Finama Asset Management. Finama Asset Management is 97.9% owned by Banque Finama which is in turn owned 86.14% by Groupama S.A., 8.29% by GAN Assurances Vie, 2.8% by GAN PREVOYANCE and 2.77% by GAN EURO COURTAGE VIE. Groupama S.A. is 100% owned by Caisse Centrale des Assurances Mutuelles Agricoles ("CCAMA"), commonly referred to as Groupama. As of September 30, 2002, GAMNA and its affiliates managed 105 accounts with assets aggregating approximately $1.9 billion.


         In consideration of the services provided by GAMNA pursuant to the Advisory Agreement, GAMNA is entitled to receive an investment advisory fee from the Fund computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

         Advisory fees paid to GAMNA for fiscal years ended June 30 were as follows:


                                                            AMOUNT PAID          AMOUNT WAIVED
        2002                                                  $428,472                 $0
        2001                                                  $757,677                 $0
        July 27, 1999 (Inception) to June 30, 2000            $516,350                 $0



         GAMNA has agreed to waive a portion of the fees payable to it until July 20, 2003 so that total expenses will not exceed 1.90%. The Fund is required to reimburse GAMNA for any advisory fees waived during the year if it can do so within its 1.90% expense limitation. GAMNA was not required to waive any of its fees for the periods specified above.


         GAMNA may from time to time, at its own expense out of compensation retained by it from the Fund or other sources available to it, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to Shares held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by GAMNA.

                             DISTRIBUTION AGREEMENT


         The Company has entered into a Distribution Agreement dated October 18, 2000 (the "Distribution Agreement") with PFPC Distributors, Inc. The Distributor is currently located at 3200 Verizon Drive, King of Prussia, PA and effective January 3, 2003, will be located at 760 Moore Road, King of Prussia, PA (the "Distributor"). The Distributor serves as the Fund's exclusive underwriter and enters into dealer agreements with broker-dealers to sell shares of the Fund. The Fund's shares will be offered continuously. The Company pays for all of the expenses, including all legal expenses, for qualification of Shares for sale in connection with the public offering of such Shares.


         The Distribution Agreement is specifically approved at least annually by (i) the Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" of any such party. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment." The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         Provident Distributors, Inc. (the Fund's former distributor) and the Distributor received underwriting commissions representing sales charges on certain Class A Shares and deferred sales charges on certain redemptions of Class B and Class C Shares. These commissions were paid out in their entirety to dealers having selling agreements with the Distributor and for certain other related expenses.


                                                         CLASS A SHARES        CLASS B SHARES      CLASS C SHARES
                                                         --------------        --------------      --------------
                                         YEAR              AGGREGATE             AGGREGATE            AGGREGATE
                                        ENDED             COMMISSIONS           COMMISSIONS          COMMISSIONS
PFPC Distributors, Inc.                6/30/02                 $0                  $2,199              $6,722
PFPC Distributors, Inc.
(1/1/01 to 6/30/01);

Provident Distributors, Inc.
(7/1/00 to 12/31/00)                   6/30/01              $26,076               $32,026              $89,882
Provident Distributors, Inc.           6/30/00               $9,914               $43,037             $131,874


                               DISTRIBUTION PLANS

         The Company has adopted separate Services and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of each class of Shares as described in the Prospectus. The Distribution Plans provide that each class of Shares shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing Prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including payments to selected securities dealers. Promotional activities for the sale of each class of Shares may be conducted generally, and activities intended to promote one class of Shares may also benefit the Fund's other Shares.

         Dealers shall be paid a dealer reallowance from the sales charges on Class A Shares according to the following schedule:


                                                               SALES CHARGE (LOAD)           DEALER'S REALLOWANCE
                                                               (AS A PERCENTAGE OF           (AS A PERCENTAGE OF
AMOUNT OF INVESTMENT                                           THE OFFERING PRICE)           THE OFFERING PRICE)
--------------------                                           ------------------            -------------------
Under $100,000                                                        5.75%                         5.00%
$100,000 but under $250,000                                           3.75%                         3.00%
$250,000 but under $500,000                                           2.50%                         2.00%
$500,000 but under $1,000,000                                         2.00%                         1.75%
$1,000,000 but under $3,000,000                                       None                          0.50%
$3,000,000 and over                                                   None                          0.25%

         The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of up to 4.00% and 1.00%, respectively, of the purchase price of the Shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 1.00% of average daily net assets with respect to Class B Shares and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

         Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A Shares or 1.00% annualized of the average net asset value of the Class B Shares and Class C Shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 1.00% annual limitation on the compensation paid to the Distributor during a period end, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by the Fund to the Distributor in periods subsequent thereto.

         Each class of Shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Directors"). Each Distribution Plan requires that the Company shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of the Fund. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. The benefit the Fund anticipates from the Distribution Plans is that the Fund will obtain the Distributor's services as underwriter and its best efforts with respect to sales of Shares of the Fund.

         The Distributor pays out to broker-dealers and service providers all amounts it receives under the Distribution and Service Plans. For the fiscal year ended June 30, 2002 the Distributor was entitled to $83,833 pursuant to the Service Plan for Class A. The Distributor retained $48,706 and waived $35,127. Pursuant to the Distribution Plan for Class B, the Distributor was entitled to $198,820. The Distributor retained $34,914 and waived $163,906. For Class C, pursuant to the Distribution Plan the Distributor was entitled to $244,889. The Distributor retained $114,412 and waived $130,477. Payments were made for services including, but not limited to, the following:

        -    advertising                                             $21,157
        -    printing/mailing of Prospectuses to other than
             current shareholders                                    $2,123
        -    compensation retained by underwriter                    $0
        -    compensation to broker-dealers                          $134,426


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR


         Pursuant to an Administration Agreement (the "Administration Agreement"), PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, is the administrator of the Fund. The Administrator provides certain administrative services to the Fund, including, but not limited to, certain accounting, clerical and bookkeeping services, assistance in the preparation of reports to shareholders, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Company of documents required to be filed for compliance by the Company with applicable laws and regulations including those of the Securities and Exchange Commission and the securities laws of various states; arranging for the computation of performance data, including net asset value; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. In consideration of the services provided pursuant to the Administration Agreement, PFPC receives from the Fund a fee computed daily and paid monthly. For the fiscal year ended June 30, 2002, PFPC was entitled to $190,824 and actually received $189,507, which included a voluntary waiver of $1,317. For the fiscal year ended June 30, 2001, PFPC was entitled to $252,634 and actually received $235,814, which included a voluntary waiver of $16,820. For the period July 27, 1999 through June 30, 2000, PFPC was entitled to $170,265 and actually received $161,828. Such payment included a voluntary waiver of $8,437.


TRANSFER AGENT AND CUSTODIAN

         The Company has also entered into a Transfer Agency Agreement pursuant to which PFPC Inc. serves as transfer agent and dividend-paying agent for the Company. The Transfer Agent's address is 400 Bellevue Parkway, Wilmington, DE 19809.

         Pursuant to a Custodian Agreement, PFPC Trust Company serves as the custodian of the assets of the Fund (the "Custodian") and receives such compensation as is agreed upon from time to time. The Custodian provides oversight and record keeping for the assets held by the Fund. The Custodian is located at 8800 Tinicum Blvd., 5th Floor, Philadelphia, PA 19153.

INDEPENDENT AUDITORS


         KPMG LLP, with offices at 1601 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.


LEGAL COUNSEL

         Simpson Thacher & Bartlett serves as counsel to the Company and the Fund. Piper & Marbury L.L.P., Baltimore, Maryland has issued an opinion regarding the valid issuance of Shares being offered pursuant to the Fund's Prospectus.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Specific decisions to purchase or sell securities for the Fund are made by GAMNA. Changes in the Fund's investment policies are reviewed by the Board of Directors of the Company. The Portfolio Manager may serve other clients of GAMNA in a similar capacity.


         Under the Advisory Agreement, GAMNA shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, GAMNA considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to GAMNA, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. GAMNA is not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.


         Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), GAMNA normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

         The aggregate amount of commissions paid by the Fund for the fiscal years ended June 30 is as follows:


        2002                                                         $133,070
        2001                                                         $201,867
        July 27, 1999 (Inception) to June 30, 2000                   $165,870

         Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, GAMNA may cause the Fund to pay a broker-dealer which provides brokerage and research services to GAMNA, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. GAMNA reports to the Board of Directors regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


         The management fees that the Fund pays to GAMNA will not be reduced as a consequence of GAMNA's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to GAMNA in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to GAMNA in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of GAMNA, GAMNA would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         In certain instances, there may be securities that are suitable for one or more of the accounts advised by GAMNA. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

         No portfolio transactions are executed with any affiliate of the Fund, GAMNA or the Distributor, acting either as principal or as broker.

                               PORTFOLIO TURNOVER


         The frequency of the Fund's portfolio transactions (the portfolio turnover rate) will vary from year to year depending upon market conditions. The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. Portfolio turnover is not a limiting factor when GAMNA deems changes appropriate. The Fund's portfolio turnover rate was 77% for the fiscal year ended June 30, 2002. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, GAMNA will weigh the added costs of short-term investment against anticipated gains, and the Fund will engage in portfolio trading if GAMNA believes a transaction, net of costs (including custodian charges), will help the Fund achieve its investment objective. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined on the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for Shares that remain outstanding.

         Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming Shares and depositing and withdrawing monies from the bank account specified in the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

         Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The Company has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

         Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) at the beginning of the month following the ninth anniversary of the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. At the time of the conversion the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

         The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

         Investors may incur a fee if they effect transactions through a broker or agent.

REDUCED SALES CHARGES

         No initial sales charges or contingent deferred sales charges will apply to Shares purchased with reinvested dividends or other distributions.

         Any sales charge in regards to Class A, Class B or Class C may be waived or discounted in connection with the terms of a merger, acquisition, or exchange offer made by the Fund under a plan of reorganization.

         Class A Shares may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any Shares acquired and still held in the Fund and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A Shares purchased thereafter.

         An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such Discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a Cumulative Quantity Discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This would include, but it not limited to, retirement plans under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares purchased thereafter.

         The Fund may sell Class A Shares without an initial sales charge to (i) the Directors of the Company (and their immediate families), (ii) GAMNA, its affiliates and their directors and employees (and their immediate families),
(iii) the Fund's Distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, (iv) the Fund's counsel and its employees (and their immediate families), (v) employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of GAMNA Focus Fund Shares), (vi) participants in "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA, (vii) investment advisory clients of GAMNA and their directors and employees and (viii) financial institution trust departments investing an aggregate of $1 million or more in GAMNA Focus Fund.

         Purchases of the Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent.

         Initial sales charges on Class A Shares may be waived if the investor is using redemption proceeds received within the prior ninety days from non-GAMNA funds to buy his or her Shares, and on which he or she paid a front-end or contingent deferred sales charge or is using proceeds from the Fund received within the prior thirty days.

         Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both GAMNA and non-GAMNA mutual funds. The money that is invested in GAMNA Focus Fund may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

         No initial sales charge will apply to the purchase of the Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in GAMNA Focus Fund, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

         Purchases of the Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

         The contingent deferred sales charge for Class B and Class C Shares will be waived for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; (vi) an involuntary redemption of an account balance under $500; (vii) the redemption of Shares by participants in certain wrap-fee or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA; (viii) a hardship withdrawal from a non-qualified deferred compensation plan or a qualified 401(k) or 403(b) retirement plan and
(ix) a loan from a 401(k) or 403(b) retirement plan if the plan's loan feature requires that amounts redeemed out of the Fund be repaid into the Fund.

         The Fund reserves the right to change any of these policies at any time and may reject any request to purchase Shares at a reduced sales charge.

                        DETERMINATION OF NET ASSET VALUE

         As of the date of this SAI, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

         Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                             PERFORMANCE INFORMATION

         From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of Shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Fund on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance of the Fund or its classes. The Fund's performance may be compared with indices such as the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

         The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any Shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of Shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

INVESTMENT PERFORMANCE

         For purposes of quoting and comparing the performance of each class of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Total return quotations are computed separately for each class of Shares of the Fund. Under the rules of the SEC, funds advertising performance must include average annual total return quotes calculated according to the following formula:

                        n
                  P(1+T)     = ERV
                  Where:
                  P          = a hypothetical initial payment of $1,000.
                  T          = average annual total return.
                  n          = number of years.
                  ERV        = ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.


         The Fund's average annual total return after taxes on distributions is calculated according to the following formula:


                         n
                  P(1+T)     =  ATV
                                   D
                  Where:
                  P          = a hypothetical initial payment of $1,000.
                  T          = average annual total return (after taxes on
                               distributions).
                  n          = number of years.
                  ATV        = ending value of a hypothetical $1,000 payment
                     D made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         The Fund's average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                          n
                  P(1 + T)  = ATV
                                 DR
                  Where:
                  P          =   a hypothetical initial payment of $1,000.
                  T          =   average annual total return (after taxes on
                                 distributions and redemption).
                  n          =   number of years.
                  ATV        =   ending value of a hypothetical $1,000 payment
                     DR          made at the beginning of the 1-, 5-, or 10-year
                                 periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

         The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns (After Taxes on Distributions)". The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

         Average annual total returns of the Fund's Class A Shares, Class B Shares and Class C Shares are shown below:


                                                                                                AFTER TAXES ON
                            BEFORE TAXES               AFTER TAXES ON DISTRIBUTIONS      DISTRIBUTIONS AND REDEMPTIONS
                   -------------------------------    -------------------------------   -------------------------------
  FISCAL YEAR
     ENDED
    JUNE 30         CLASS A    CLASS B   CLASS C       CLASS A   CLASS B    CLASS C      CLASS A    CLASS B   CLASS C
-----------------------------------------------------------------------------------------------------------------------
2002                (36.82%)  (36.43%)   (33.87%)     (36.82%)   (36.43%)   (33.87%)     (22.61%)  (22.37%)   (20.80%)

2001                (42.04%)  (41.67%)   (39.35%)     (42.04%)   (41.67%)   (39.35%)     (25.60%)  (25.38%)   (23.97%)

2000*                21.68%    24.00%     27.80%       21.68%     24.00%     27.80%       13.09%    14.50%     16.79%



* The Fund commenced operations on July 27, 1999. The data shown is for the period July 27, 1999 through June 30, 2000.


         The Funds also may refer to total return performance data in performance advertisements that is not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY


         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to continue its qualifications under those provisions, and to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


         In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.


         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to or exceeding the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and (3) 100% of any amounts undistributed from prior calendar years. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS


         The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions out of the Fund's earnings and profits will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time.


         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his Shares.

         The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than one year, or 18% for capital assets held for more than five years and that have a holding period beginning after December 31, 2000.

         If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Sections 246(c)(3) and (4) of the Code; (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Section 246A of the Code. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares, as discussed below.


         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares. Shareholders receiving a distribution in the form of additional Shares, rather than cash, will be treated as receiving a distribution in an amount equal to the cash dividend they otherwise would have received. In addition, if the net asset value at the time a shareholder purchases Shares reflects undistributed net investment income or net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a percentage of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has provided either an incorrect taxpayer identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the Internal Revenue Service.


SALE OR REDEMPTION OF SHARES


         A shareholder will generally recognize gain or loss on the sale or redemption of Shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the Shares. However, all or a portion of any loss realized may be disallowed if the shareholder purchases other Shares within 30 days before or after the sale or redemption. In such case, the tax basis of the purchased Shares will be adjusted to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares held as a capital asset will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares (or the amount designated as undistributed capital gain with respect to such Shares). For this purpose, special holding period rules may apply in determining the holding period of Shares. Capital losses in any year are generally deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends in part on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such foreign shareholder, and any gains realized upon the sale of Shares by such foreign shareholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to a branch profits tax in such circumstances.

         In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

STATE AND LOCAL TAX MATTERS

         Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

EFFECT OF FUTURE LEGISLATION

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                    EXPENSES

         The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Company. These expenses include investment advisory and administrative fees; the compensation of the Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Company; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares. Distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Company currently consists of one series of Shares of common stock, par value $.001 per share, relating to the GAMNA Focus Fund. The Company has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Company which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Company, under the supervision of the Board of Directors, to be fair and equitable. Shares have no pre-emptive or conversion rights. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Shares held by the Company shall not be voted. Shares of each series or class generally vote together, except when required under the 1940 Act to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

         The Fund offers Class A, Class B and Class C Shares. The classes of Shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on certain classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

         Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Shares rather than another.

         The business and affairs of the Company are managed under the general direction and supervision of the Company's Board of Directors. The Company is not required to and does not currently intend to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when required by the 1940 Act and when, in the judgment of the Directors, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders. No material amendment may be made to the Company's Articles of Incorporation without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights.

         The Fund will not issue share certificates.

         The Adviser and the Company have each adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The codes are designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2002 (the "2002 Annual Report") are incorporated into this SAI by reference. The financial statements included in the 2002 Annual Report have been audited by KPMG LLP, whose report thereon is also incorporated into this SAI by reference. Free copies of the 2002 Annual Report and the Company's unaudited Semi-Annual Report may be obtained by telephoning the Fund at (888) 287-4093.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

         A description of the rating policies of Moody's and S&P with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

         Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.


         AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.


         A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

         BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI--Bonds rated "CI" are income bonds on which no interest is being paid.

         D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

         Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

         S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

         A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

         A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"

         A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, GAMNA, the Fund's investment adviser, will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in the Statement of Additional Information.

                            GAMNA SERIES FUNDS, INC.

                                OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
(a)                      Articles of Incorporation.
                         Articles of Incorporation of Registrant, filed with the initial Registration Statement No. 333-75075 on March 26, 1999, and is incorporated herein by reference.

(b)                      By-Laws.
                         By-Laws of Registrant, filed with the initial Registration Statement No. 333-75075 on March 26,
                         1999, and is incorporated herein by reference.

(c)                      Instruments Defining Rights of Security Holders.
                         None.

(d)                      Investment Advisory Contracts.
                         Management Contract between Registrant and Groupama Asset Management N.A. relating to the
                         GAMNA Focus Fund, filed with Registration Statement No. 333-75075 on October 27, 2000, and is
                         incorporated herein by reference.

(e)                      Underwriting Contracts.
                         Distribution Agreement between Registrant and PFPC Distributors, Inc., filed with Registration
                         Statement No. 333-75075 on October 26, 2001, and is incorporated herein by reference.

(f)                      Bonus or Profit Sharing Contracts.
                         None.

(g)                      Custodian Agreements.
                         Custodian Agreement between Registrant and PFPC Trust Company, filed with Registration
                         Statement No. 333-75075 on October 27, 2000, and is incorporated herein by reference.

(h)                      Other Material Contracts.
           1.            Transfer Agency Agreement between Registrant and PFPC Inc., filed with Registration Statement
                         No. 333-75075 on October 27, 2000, and is incorporated herein by reference.

                   a.    Amendment to Transfer Agency Services Agreement is filed herewith as Exhibit EX-99.h.1.a.

           2.            Administration Agreement between Registrant and PFPC Inc., filed with Registration Statement No.
                         333-75075 on October 27, 2000, and is incorporated herein by reference.

           3.            Expense Limitation Agreement between Registrant and Groupama Asset Management N.A. relating to the GAMNA Focus Fund, filed with Registration Statement No. 333-75075 on October 27, 2000,
                         and is incorporated herein by reference.

(i)                      Legal Opinion.
                         None.

(j)                      Other Opinions.
           1.            Consent of Independent Auditors is filed herewith as Exhibit EX-99.j.1.

           2.            Powers of Attorney, filed with Registration Statement No. 333-75075 on October 27, 2000, and is
                         incorporated herein by reference.

(k)                      Omitted Financial Statements.
                         None.

(l)                      Initial Capital Agreements.
                         Share Purchase Agreement, filed with Registration Statement No. 333-75075 on October 27, 2000,
                         and incorporated is herein by reference.

(m)                      Rule 12b-1 Plan.
                         Service and Distribution Plans, filed with Registration Statement No. 333-75075 on October 27,
                         2000, and is incorporated herein by reference.

(n)                      Rule 18f-3 Plan, filed with Registration Statement No. 333-75075 on October 27, 2000, and is
                         incorporated herein by reference.

(p)                      Codes of Ethics.
           1.            Code of Ethics of the Groupama Asset Management, N.A., filed with Registration Statement No.
                         333-75075 on October 27, 2000, and is incorporated herein by reference.

           2.            Code of Ethics of the Registrant, filed with Registration Statement No. 333-75075 on October 27,
                         2000, and is incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25. INDEMNIFICATION.

         Reference is made to Article XII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section 11(b) of the Distribution Agreement between the Registrant and Provident Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The list required by this Item 26 of officers and directors of Groupama Asset Management N.A., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by Groupama Asset Management N.A., pursuant to the Advisers Act (SEC File No. 801-50836).

ITEM 27. PRINCIPAL UNDERWRITERS.

                   (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

                         AB Funds Trust
                         AFBA 5 Star Funds, Inc.
                         Deutsche Asset Management VIT Funds
                         Forward Funds, Inc
                         GAMNA Series Funds, Inc.
                         Harris Insight Funds Trust
                         Hillview Investment Trust II
                         Kalmar Pooled Investment Trust
                         Matthews International Funds
                         Metropolitan West Funds
                         New Covenant Funds
                         Pictet Funds
                         The RBB Fund, Inc.
                         RS Investment Trust
                         Smith Graham Institutional Funds
                         Stratton Growth Fund, Inc.
                         Stratton Monthly Dividend REIT Shares, Inc.
                         The Stratton Funds, Inc.
                         Tomorrow Funds Retirement Trust
                         Trainer, Wortham First Mutual Funds
                         Undiscovered Managers Funds
                         Weiss, Peck & Greer Funds Trust
                         Weiss, Peck & Greer International Fund
                         Whitehall Funds Trust
                         Wilshire Target Funds, Inc.
                         WPG Large Cap Growth Fund
                         WPG Tudor Fund
                         WT Investment Trust

                         Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                                 BlackRock Provident Institutional Funds
                                 BlackRock Funds, Inc.


                         Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                                Northern Funds Trust
                                Northern Institutional Funds Trust

                         Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                                The Offit Investment Fund, Inc.
                                The Offit Variable Insurance Fund, Inc.

                         Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors,
                         Inc.:

                                ABN AMRO Funds

                   PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. As of January 3, 2003, PFPC Distributors, Inc. address will be 760 Moore Road, King of Prussia, PA 19406. The executive officers, directors, and partners of PFPC Distributors, Inc. may be reached at these addresses.

                   (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:


                         NAME                                TITLE WITH PFPC DISTRIBUTORS
                         ----                                ----------------------------
                         Steven Turowsi                      Chairman, Chief Executive Officer, Director and President
                         Brian Burns                         Director
                         Michael Denofrio                    Director
                         Susan Keller                        Director
                         Rita G. Adler                       Chief Compliance Officer
                         Christine A. Ritch                  Chief Legal Officer
                         Salvatore Faia                      Secretary and Clerk
                         Christopher S. Conner               Assistant Secretary and Assistant Clerk
                         Bradley A. Stearns                  Assistant Secretary and Assistant Clerk
                         John L. Wilson                      Assistant Secretary and Assistant Clerk
                         John Coary                          Treasurer
                         Douglas D. Castagna                 Controller and Assistant Treasurer
                         Bruno DiStefano                     Vice President
                         Elizabeth T. Holtsbery              Vice President
                         Susan K. Moscaritolo                Vice President
                         Thomas Rodman                       Vice President

                         None of the above listed officers, directors and partners of PFPC Distributors, Inc. holds any position with the Fund.

                   (c)   Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

(1)  Administrator:
     PFPC Inc.
     400 Bellevue Parkway
     Wilmington, DE 19809

(2)  Custodian:
     PFPC Trust Company
     8800 Tinicum Boulevard, 5th Floor
     Philadelphia, PA 19153

(3)  Advisor:
     Groupama Asset Management N.A.
     199 Water Street, 20th Floor
     New York, NY 10038

ITEM 29. MANAGEMENT SERVICES.

         Not applicable.

ITEM 30. UNDERTAKINGS.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for the effectiveness of this registration statement under Rule 485 (b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 30th day of October, 2002.

                                GAMNA SERIES FUNDS, INC.


                            By:              /s/ Mark P. Bronzo
                                -----------------------------------------------
                                               Mark P. Bronzo
                                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                 TITLE                                   DATE
---------                                 -----                                   ----
*/s/ Robert T. Adams                      Director                                October 30, 2002
------------------------------------
Robert T. Adams

*/s/ Vincent Benefico                     Director                                October 30, 2002
------------------------------------
Vincent Benefico

/s/ Mark P. Bronzo                        Chairman, President and Chief
------------------------------------      Executive Officer                       October 30, 2002
Mark P. Bronzo

*/s/ James S. Carluccio                   Director                                October 30, 2002
------------------------------------
James S. Carluccio

*/s/ Edward Fogarty, Jr.                  Director                                October 30, 2002
------------------------------------
Edward Fogarty, Jr.

*/s/ Joseph C. O'Connor                   Director                                October 30, 2002
------------------------------------
Joseph C. O'Connor

/s/ Daniel W. Portanova                   Director, Treasurer and Chief
------------------------------------      Operating Officer                       October 30, 2002
Daniel W. Portanova

*/s/ Jonathan M. Rather                   Director                                October 30, 2002
------------------------------------
Jonathan M. Rather

*By:  /s/ Mark P. Bronzo
      ---------------------
      Mark P. Bronzo
      Attorney-In-Fact

                            GAMNA SERIES FUNDS, INC.
                                      N-1A
                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION
EX-99.h.1.a                   Amendment to Transfer Agency Services Agreement with PFPC Inc.

EX-99.j.1                     Consent of Auditors